UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2008

RESTAURANT ACQUISITION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52262	56-2518836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Hazeltine National Drive, Suite 290 Orlando, Florida	32822
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 240-9190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IN CONNECTION WITH THE PROPOSED ACQUISITION OF OREGANO’S PIZZA BISTRO, INC., RESTAURANT ACQUISITION PARTNERS, INC. (“RESTAURANT ACQUISITION”) WILL FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE COMPANY IS NOT NOW REQUESTING ANY PROXY. STOCKHOLDERS OF RESTAURANT ACQUISITION AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, RESTAURANT ACQUISITION’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH RESTAURANT ACQUISITION’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION, SUCH AS A DESCRIPTION OF THE SECURITY HOLDINGS OF RESTAURANT ACQUISITION’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: RESTAURANT ACQUISITION PARTNERS, INC., 5950 HAZELTINE NATIONAL DRIVE, SUITE 290, ORLANDO, FLORIDA 32822. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, CAN BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S WEBSITE (http://www.sec.gov).

RESTAURANT ACQUISITION AND ITS OFFICERS AND DIRECTORS AND THE OFFICERS AND DIRECTORS OF OREGANO’S MAY BE DEEMED TO HAVE PARTICIPATED IN THE SOLICITATION OF PROXIES FROM RESTAURANT ACQUISITION’S STOCKHOLDERS IN FAVOR OF THE APPROVAL OF THE ACQUISITION. INFORMATION CONCERNING RESTAURANT ACQUISITION’S DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE PUBLICLY FILED DOCUMENTS OF RESTAURANT ACQUISITION. STOCKHOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE DIRECT AND INDIRECT INTERESTS OF RESTAURANT ACQUISITION AND ITS DIRECTORS AND EXECUTIVE OFFICERS IN THE ACQUISITION BY READING THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS REGARDING THE MERGER, WHICH WILL BE FILED WITH THE SEC.

Item 7.01. Regulation FD Disclosure

The executive officers of Restaurant Acquisition intend to conduct meetings with investors and analysts and at investor conferences on or after September 10, 2008 in connection with Restaurant Acquisition’s proposed merger with Oregano’s Pizza Bistro, Inc. A copy of the presentation materials to be used at those meetings and from time to time thereafter is filed as Exhibit 99.1 hereto and incorporated by reference.

The information in this Current Report on Form 8-K under this item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item. 8.01. Other Events

See Item 7.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT ACQUISITION PARTNERS, INC.
(Registrant)

Date: August 31, 2008	By:	/s/ Christopher R. Thomas
	Name:	Christopher R. Thomas
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation